UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 3, 2004


                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)



          FLORIDA                    0-26762                     65-0271219
          -------                    -------                     ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)




                              1301 Concord Terrace
                           Sunrise, Florida 33323-2825
                           ---------------------------
          (Address of Principal Executive Offices, Including Zip Code)


       Registrant's Telephone Number, Including Area Code: (954) 384-0175
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events

On August 3, 2004, Pediatrix Medical Group, Inc. (the "Company") issued a press release ("Press Release") announcing that its Board of Directors authorized a new share repurchase program, pursuant to which the Company may purchase up to $50 million of its common stock based upon general economic and market conditions. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 9.  Regulation FD Disclosure.

The Company also announced in the Press Release that it increased its earnings per share guidance for the third and fourth quarters of 2004.


Item 12.  Results of Operations and Financial Condition.

The Company also announced in the Press Release its results of operations for the three and six month periods ended June 30, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 PEDIATRIX MEDICAL GROUP, INC.


Date:  August 3, 2004                            By:  /s/ Karl B. Wagner
                                                      --------------------------
                                                      Karl B. Wagner
                                                      Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

99.1                               Press Release dated August 3, 2004.